STATE OF NORTH CAROLINA

CUMBERLAND COUNTY


                          REAL ESTATE EXCHANGE CONTRACT
                          -----------------------------


         THIS REAL ESTATE EXCHANGE CONTRACT (the "Contract"), made and entered into this 3rd day of October, 2003, by and among MJS ACQUISITION COMPANY, a North Carolina corporation hereinafter referred to as "MJS," and MIDDLE ROAD PROPERTIES, LLC, a North Carolina limited liability company, hereinafter referred to as "MRP."

                              W I T N E S S E T H:

         WHEREAS, MJS is the owner of certain real property located in or near the City of Fayetteville, in Cumberland County, North Carolina, with property addresses of:

         (1) 613 Middle Road, Fayetteville, North Carolina (PIN 0447-45-1359) and known as the "McLaurin Land" containing approximately 20 acres and more fully described on Exhibit A, attached hereto and made a part hereof;

         (2) 2.0 acres (approximately) of 1 Soffe Drive, Fayetteville, North Carolina (a part of PIN 0447-55-7744) to be surveyed and more fully described on Exhibit B, attached hereto and made a part hereof;

         (3) 1030 Forth Worth Avenue, Fayetteville, North Carolina (PIN 0447-76-8931 and 0447-87-7488) known as the "Distribution
                  Center" containing approximately 16.82 acres and 6.98 acres respectively and more fully described on Exhibit C, attached hereto and made a part hereof; and

         (4) three-quarters undivided interest as tenants in common in 126 and 128 Maxwell Street, Fayetteville, North Carolina (PIN 0437-54-4163, 0437-54-4164 and 0437-54-4150) and known as the
                  "Clark Building" and more fully described on Exhibit D, attached hereto and made a part hereof (collectively, the real property described in 1-4 above shall be referred to as "MJS Real Property;"


         WHEREAS, MRP is the owner of certain real property located in or near the City of Fayetteville, in Cumberland County, North Carolina, as follows:

         (1) 713 Middle Road, Fayetteville, North Carolina, containing approximately 21.75 acres with a property address of and more particularly described on Exhibit E, attached hereto and made a part hereof; and

         (2) 3.72 acre tract in Cumberland County, North Carolina, and more fully described on described on Exhibit F, attached hereto and

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                  made a part hereof (collectively,  the real property described in 1 - 2 above shall be referred to as "MRP Real Property");

         WHEREAS, MJS desires to exchange the aforesaid MJS Real Property and the improvements located thereon for the aforesaid MRP Real Property upon the terms and conditions hereinafter set forth; and

         WHEREAS, MRP desires to exchange the aforesaid MRP Real Property and the improvements located thereon for the aforesaid MJS Real Property upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. MJS Property. MJS agrees to exchange the real property described as MJS Real Property, together with all improvements and structures located thereon, and all rights, privileges, members, licenses and easements appurtenant thereto (hereinafter called the "MJS Property") for the MRP Real Property and MRP Property (as hereinafter defined).

         2. MRP Property. MRP agrees to exchange the real property described as MRP Real Property, together with all improvements and structures located thereon, and all rights, privileges, members, licenses and easements appurtenant thereto (hereinafter called the "MRP Property") for the MJS Real Property and MJS Property. "Grantor" shall refer to either party with respect to the property that it is transferring to the other party. "Grantee" shall refer to either party with respect to the property it is receiving from the other party.

         3. Earnest Money. Intentionally deleted.

         4. Exchange Value. The exchange value attributed to the MJS Property (the "MJS Exchange Value") shall be Three Million One Hundred Twenty-Five Thousand and no/100 Dollars ($3,125,000.00). The exchange value attributed to the MRP Property (the "MRP Exchange Value") shall be Three Million One Hundred Twenty-Five Thousand and no/100 Dollars ($3,125,000.00). Collectively, the MJS Exchange Value and MRP Exchange Value shall be referred to as "Exchange Values". The Exchange Values shall be satisfied at Closing by each party delivering a deed(s) for its respective property. There shall be no payments of cash for the Exchange Values as the transaction is to be a relinquishment and replacement of real property in accordance with Section 1031 of the Internal Revenue Code of 1986, as amended. The parties agree that the MJS Exchange Value and the MRP Exchange Value shall be used by the parties to complete IRS Form 8824, and the parties agree to cooperate with each other regarding the exchange of real property hereunder.

         5. Costs and Prorations. Each party shall pay the transfer or grantor tax applicable to the sale of the property it is transferring, the cost of preparation of the deed(s) to the property it is transferring and the costs of recording all documents, other than the deed(s) to be recorded in connection with the transaction. Each party shall pay the cost of recording the deed(s) for

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

the property it is receiving. Each party shall pay its own attorney's fees, costs of its title examination, title insurance and any survey it obtains. The ad valorem real estate taxes for the properties shall be prorated as of the date of Closing.

         6. Closing. The closing or settlement of this transaction (the "Closing") shall be held at the office of Poyner & Spruill LLP at 3600 Glenwood Avenue, Raleigh, North Carolina immediately following and in conjunction with the closing pursuant to that certain Stock Purchase Agreement dated as of July 3, 2003 by and between Delta Apparel, Inc., as buyer, and James F. Soffe, John
D. Soffe, Anthony M. Cimaglia and M.J. Soffe Co. collectively, as seller (as amended, "Stock Purchase Agreement"), unless MJS and MRP shall mutually agree upon another date, time or place.

         7. Title to Property. At the Closing, each party shall convey to the other, his heirs, or successors and assigns, indefeasible, marketable and insurable fee simple title to its property free and clear of all objections, easements, liens, encumbrances, restrictions, encroachments and other survey exceptions except those set forth on Exhibit G hereto (the "Permitted Encumbrances"), which include only the lien of 2003 ad valorem taxes, customary general delivery utility easements not adversely affecting the use of the property for commercial purposes, and any other encumbrances upon which the parties agree; provided, however, it is known that MJS owns only an undivided 3/4 interest as tenant in common in the fee estate of the Clark Building.

         8. Inspection Period. Intentionally deleted.

         9. Brokerage. Intentionally deleted.

         10. Access to Property. Intentionally deleted.

         11. Eminent Domain. If, at any time prior to Closing, any Grantor receives notice of the commencement or threatened commencement of eminent domain or other like proceedings against the property or any portion thereof, such Grantor shall immediately give Notice (as hereinafter defined) thereof to Grantee. Within five (5) days after receipt of such Notice by Grantor, Grantee shall elect by Notice to the other party either (i) to terminate this Contract, or (ii) to close the transaction contemplated hereby in accordance with its terms but subject to such proceedings, in which event the Exchange Values shall not be reduced but such Grantor shall assign to Grantee, Grantor's rights in any condemnation award or proceeds. If Grantee does not give Notice timely, Grantee shall be deemed to have elected to close the transaction contemplated hereby in accordance with clause (ii) above. Closing may be postponed a sufficient number of days to permit Grantee to exercise its rights under this paragraph.

         12. Destruction of Improvements. If all or any part of the improvements, if any, on the property is destroyed or damaged (excluding normal wear and tear) prior to Closing, Grantor shall give Notice to Grantee of such damage or destruction and of Grantor's insurance coverage. If the cost of repairing or replacing such damaged or destroyed property shall exceed $50,000.00, Grantee shall elect within thirty (30) days by Notice to Grantor either (i) to terminate this Contract, or (ii) to close the transaction contemplated hereby, in which event the Exchange Values shall not be reduced but Grantor shall assign to Grantee, Grantor's rights in any insurance proceeds paid or payable to Grantor in connection with such damage or destruction. If Grantee

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

does not give Notice timely, Grantee shall be deemed to have elected to close the transaction contemplated hereby in accordance with clause (ii) of the preceding sentence. If the cost of repairing or replacing such damaged or destroyed property shall not exceed $50,000.00, Grantor shall repair or replace such destroyed or damaged property prior to Closing or pay to Grantee at Closing the sums necessary to repair or restore the property, and Grantee shall proceed to close the transaction. Grantor agrees until Closing to preserve in effect all existing insurance on any improvements on the property owned by it. Closing may be postponed a sufficient number of days to permit Grantee to exercise its rights under this paragraph.

         13. Notice. Each notice ("Notice") provided for under this Contract must comply with the requirements of this paragraph. Each Notice shall be in writing and shall be delivered in person or sent by depositing it with a nationally recognized overnight courier (such as Federal Express) with adequate postage prepaid, for next day delivery addressed to the appropriate party (and marked to a particular individual's attention if so indicated) as hereinafter provided. Each Notice personally delivered shall be effective on delivery; each Notice sent by a nationally recognized overnight courier shall be effective when deposited with the courier for delivery as specified herein. A copy of each Notice served by overnight courier shall also be sent by telecopier to the respective parties on the same date of delivery of the Notice to the courier. The parties' addresses shall be those set forth below and a copy of any Notice shall be sent to the parties designated below:

         As to MJS:                MJS Acquisition Company

                                   --------------------------------

                                   --------------------------------
                                   Telecopier No.:
                                                  ---------------------

         With copy to:             Melinda Davis Lux, Esq.
                                   Wyche Burgess Freeman & Parham, P.A.
                                   44 East Camperdown Way
                                   Greenville, SC 29601
                                   Telecopier No.: 864-235-8900

         As to MRP:                Middle Road Properties, LLC
                                   822 Shannon  Drive
                                   Fayetteville, NC  28305
                                   Telecopier No.:
                                                  ---------------------

         With copy to:             James M. O'Brien , Esq.
                                   Poyner & Spruill LLP
                                   3600 Glenwood Road
                                   Raleigh, NC   27605
                                   Telecopier No.: (919) 783-1075

              Any party shall have the right from time to time to change the address or individual's attention to which Notices to it shall be sent by

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

     giving to the other party at least ten (10) days' prior Notice thereof. For
     purposes  hereof,   "business  days"  shall  mean  Monday  through  Friday,
     excluding federal holidays.

         14. Covenants, Representations and Warranties. MJS and MRP make the following respective covenants, representations and warranties for the reliance of the other in entering this Contract:

                  14.1 MJS's Covenants, Warranties and Representations as to Authority, Etc. MJS covenants, represents and warrants (which covenants, representations and warranties shall also be true at the time of Closing) as follows:

                  (a) The execution, delivery and performance of this Contract by MJS does not and will not result in any violation of, or be in conflict with or constitute a default under, any provisions of any agreement, mortgage, deed of trust, indenture, license, security agreement, or any other instrument or any judgment, decree, order, statute, rule or governmental regulation to which MJS is a party or which affects the MJS Property.

                  (b) MJS is a corporation duly organized, validly existing and in good standing under North Carolina law. All action required for the approval of this Contract has been taken and this Contract is the legally binding, valid and enforceable obligation of MJS.

                  (c) There is not any action, suit, investigation or proceeding by or before any Court, arbitrator, administrative agency or other governmental authority initiated at any time, now pending or, to the best of MJS's knowledge, threatened which involves MJS which if adversely determined would have a material adverse effect on the MJS Property or which involves the transactions contemplated by this agreement or the properties covered hereby, nor is there, to the best of MJS's knowledge, any state of facts, or occurrence of any event which might give rise to any of the foregoing.

                  (d) Based upon the title insurance commitments obtained from Investors Title Insurance Company on behalf of MJS, MJS has good, marketable, indefeasible and insurable fee simple title to the MJS Property, free and clear of any objections, easements, liens, encumbrances, restrictions, encroachments or other survey exceptions of every nature, other than the Permitted Encumbrances. To the best of MJS's knowledge none of the Permitted Encumbrances in any material respect detracts from the value of the MJS Property or interferes with or impairs the present and continued use thereof in the normal conduct of business of commercial business.

                  (e) To the best of MJS's knowledge, no consent or approval of, prior filing with or notice to, or other action by, any governmental body or agency, or any other third party is required in connection with the execution and delivery of this agreement by MJS, or the consummation of the transactions provided for herein.

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

                  14.2 MRP's Covenants, Warranties and Representations as to Authority, Etc.

                  (a) The execution, delivery and performance of this Contract by MRP does not and will not result in any violation of, or be in conflict with or constitute a default under, any provisions of any agreement, mortgage, deed of trust, indenture, license, security agreement, or any other instrument or any judgment, decree, order, statute, rule or governmental regulation to which MRP is a party or which affects the MRP Property.

                  (b) MRP is a limited liability company duly organized and validly existing under North Carolina law as evidenced by a Certificate of Existence issued by the North Carolina Secretary of State dated September 23, 2003. All action required for the approval of this Contract has been taken and this Contract is the legally binding, valid and enforceable obligation of MRP.

                  (c) There is not any action, suit, investigation or proceeding by or before any Court, arbitrator, administrative agency or other governmental authority initiated at any time, now pending or, to the best of MRP's knowledge, threatened which involves MRP or, the MRP Property which if adversely determined would have a material adverse effect on the MRP Property or which involves the transactions contemplated by this agreement or the properties covered hereby, nor is there, to the best of MRP's knowledge, any state of facts, or occurrence of any event which might give rise to any of the foregoing.

                  (d) Based upon the title commitments issued by Investors Title
         Insurance Company, MRP has good, marketable, indefeasible and insurable fee simple title to the MRP Property, free and clear of any objections, easements, liens, encumbrances, restrictions, encroachments or other survey exceptions of every nature, other than the Permitted Encumbrances. None of the Permitted Encumbrances in any material respect detracts from the value of the MRP Property or interferes with or impairs the present and continued use thereof in the normal conduct of business of commercial business.

                  (e) All buildings, structures, and improvements, if any, upon the MRP Property and all electric, gas, water and sewer utilities serving the MRP Property are structurally sound and in good condition and repair, ordinary wear and tear excepted. All improvements on the MRP Property have been constructed in compliance with all applicable building codes, ordinances, regulations and laws, including without limitation the Americans with Disabilities Act and the Fair Housing Act, and with the plans and the approvals and permits obtained therefor from all governmental authorities, and certificates of occupancy and approval by all applicable governmental authorities have been obtained. There are no zoning or similar land use restrictions presently in effect with respect to the MRP Property which would impair the use of such MRP Property for commercial purposes for which it is now being used or for which MJS intends to use it, and the real property is in compliance with all applicable zoning or similar land use restrictions of all governmental authorities having jurisdiction thereof. There are no proceedings for the taking of any of the MRP Property by eminent

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

         domain nor for changing the public access thereto from abutting streets by any governmental authority pending or, to the knowledge of MRP, threatened.

                  (f) No consent or approval of, prior filing with or notice to, or other action by, any governmental body or agency, or any other third party is required in connection with the execution and delivery of this agreement by MRP, or the consummation of the transactions provided for herein.

                  (g) There are no contracts affecting the MRP Property which will survive the Closing, except the contracts set forth on Exhibit I (the "MRP Property Contracts"), if any, which MRP Property Contracts shall be assumable by MJS without the consent of any other party except parties whose consent shall have been obtained by Closing.

                  (h) MRP has conducted its business on the MRP Property so as to comply with all laws, statutes, regulations, rules and other requirements of any governmental authority applicable to it, the noncompliance with which would have a materially adverse effect on the MRP Property, and there are no outstanding judgments, orders, writs or decrees of any judicial or other governmental authority binding specifically against MRP and pertaining to the MRP Property.

                  (i) MRP at all times during its ownership and/or occupancy of the property has used the MRP Property only for the conduct of and, to the best of MRP's knowledge, the uses of the property prior to MRP's ownership and/or occupancy thereof are as listed on Exhibit I; and, the MRP Property (i) is not being and has not been used as a sanitary landfill, and no activity is or has been conducted thereon which is subject to regulation under the North Carolina Solid Waste Management Act or any similar state or federal statute or regulation; (ii) does not consist of or contain wetlands as such term is used in Section 404 of the Clean Water Act, or such wetlands as do exist on the MRP Property are not of such size or location as to interfere with, prevent or impact the continued operation of the business; (iii) does not consist of filled land; and (iv) is not located in a special flood hazard area as such term is used in the Flood Disaster Protection Act of 1973 or in a floodway as such term is used in the North Carolina Water and Air Resources Act or any similar state or federal statute or regulation.

                  The MRP Property and the uses thereof comply in all material respects with all federal, state and local laws, rules, regulations, orders and requirements relating to health, safety or the environment, including without limitation those relating to ambient air, surface and ground water, surface and subsurface soils and other natural resources and those relating to the manufacture, processing, distribution, use, treatment, storage, handling, transportation, release, disposal or importing and exporting of hazardous substances, hazardous wastes, pollutants, contaminants, toxic substances, asbestos, oil, other petroleum or chemical, biological or radioactive substances (said laws, rules, regulations, orders and requirements hereinafter collectively referred to as "Environmental Laws"). (i) MRP has received no notice from any governmental authority having jurisdiction thereof that the

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

         MRP Property or equipment and the respective uses thereof are now or have previously been in violation of any Environmental Laws; (ii) there does not exist on the MRP Property any hazardous substance, hazardous waste, pollutant, contaminant, toxic substance, asbestos, oil, or other petroleum or chemical, biological or radioactive substance which is subject to regulation under any Environmental Laws or any storage tank used for the storage thereof, whether above-ground or underground;
         (iii) except as set forth on Exhibit Ithere has been no discharge, storage or disposal of any hazardous substance, hazardous waste, pollutant, contaminant, toxic substance, asbestos, oil, other petroleum or chemical, biological or radioactive substance which is subject to regulation under any of the Environmental Laws on or from the MRP Property and any storage or utilization of any such substance by MRP as set forth on Exhibit I is and at all times has been in full compliance with Environmental Laws; and (iv) any and all reports, analyses, studies or other documentation owned or controlled by MRP identifying or relating to any hazardous substance, hazardous waste, pollutant, contaminant, toxic substance, asbestos, oil, or other petroleum or chemical, biological or radioactive substance which is subject to regulation under any Environmental Laws or any storage tank used for the storage thereof, used in connection with, existing upon, stored upon or disposed or discharged on or from the MRP Property have been delivered to MJS and are listed on Exhibit I.

                  (j) MRP represents that it will conduct its business on the MRP Property only in the normal course through the Closing and that it will use its best efforts to preserve the business at the MRP Property and to preserve for MJS the goodwill of the tenants and others having business relations with MRP at the MRP Property.

         15. Conditions Precedent to Each Grantee's Obligations. The obligation of the Grantee to consummate the transaction provided for herein at Closing is subject to the fulfilling of the following conditions at Closing, unless Grantee shall agree in writing to waive the same:

                  15.1 The representations and warranties of each party herein contained shall be true in all material respects on and as of the date and time of Closing with the same force and effect as if made on and as of such date and time, and the covenants of each party set forth herein shall have been complied with at or before the Closing.

                  15.2 Each party shall have obtained all consents, approvals and releases required for the transfer to the other party.

                  15.3 Grantee shall have determined that Grantor can convey title at Closing in accordance with the provisions hereof, and Grantee shall have obtained a commitment to issue title insurance insuring Grantee's title to the property in accordance herewith.

                  15.4 MJS shall have determined in its discretion that the existing improvements are in compliance with all applicable zoning, building and other governmental laws, ordinances and regulations,

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

         including, without limitation, those applicable to disabled persons, that the use of the property for MJS's intended use is a permitted use by right under such laws and ordinances.

                  15.5  MJS  shall  have  obtained  a  certification   from  the
         applicable  governmental   authorities  that  water,  sewer,  gas,  and
         electrical utilities are available at the property; that there are no outstanding charges for extending any such utility to the property boundaries; and that utility service is available in quantities and rates deemed sufficient to MJS in its discretion for the operation of MJS's intended use on the property.

                  15.6 MJS shall have received engineering and other professional reports satisfactory to it in its discretion that the property is topographically, geologically and otherwise suitable for the location thereon of the existing improvements and the operation therein of MJS's intended use/business, all without necessitating the expenditures of any funds for unusual purposes such as pilings, foundation supports, removal of excessive rocks, or any other extraordinary excavation or grading, and that the property is properly drained.

                  15.7 MJS shall have received a certification from the proper governmental authorities to the effect that all improvements on the property, have been constructed in accordance with the plans therefor submitted to and approved by such governmental authorities and that certificates of occupancy have been issued therefor and are currently in effect.

                  15.8 MJS shall have reviewed all of the building and construction plans for the property and conducted a full physical inspection of the property, and shall have determined satisfactory to it in its discretion that the existing improvements are in a first-class condition and state of repair.

                  15.9 MJS's  survey  shall  have  disclosed  that the  property contains at least the amount of acreage set forth herein and that there are no encroachments, overlaps, set-back violations or boundary disputes affecting the property.

                  15.10 MJS shall have obtained such governmental assurances as it shall in its discretion require of adequate driveway access to and from the property and abutting public roads.

                  15.11 The Grantor shall have delivered to the Grantee such other and further certificates, assurances and documents as Grantee may reasonably request in order to evidence the accuracy of the representations and warranties herein, and the fulfillment of the conditions to Grantee's obligations.

                  15.12 MJS shall have obtained a report from an environmental consultant certifying that no petroleum or hazardous or toxic substances or materials are located on the property and that no violation of the federal, state, and local environmental laws exists, and the representations and warranties hereof shall be true at all times through and as of the date and time of Closing as if made as of

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         such times. Without limiting the generality of the foregoing, MJS shall have received an environmental report satisfactory to it in its discretion indicating the absence of any asbestos on the property.

                  15.13 MJS shall have obtained a report  satisfactory  to it in
         its  discretion  from  an  environmental   or  engineering   consultant
         concerning any issues of wetlands upon the property.

                  15.14 There shall not have been any condemnation of or loss, damage or destruction to the property, unless Grantee shall have waived the same and proceeded in accordance with the terms hereof.

                  15.15 MJS's review of the leases, rent rolls and security deposits, if any, shall have been satisfactory to it in its discretion.

                  15.16 MRP shall have furnished MJS copies of all Contracts and MJS shall have reviewed and approved all such Contracts to be assumed by MJS and for which MJS shall have liability after closing. MRP shall have furnished MJS within ten (10) days after execution of this Contract, copies of all deeds, surveys, plats, appraisals, leases, and title insurance policies in MRP's possession pertaining to the title to the property and of all reports upon any investigation of environmental or other condition.

                  15.17 If any material adverse change shall occur with respect to any of the above-mentioned conditions prior to Closing, Grantee shall have no obligation to consummate the transaction provided for herein.

                  15.18 MRP and MJS shall execute a Lease Agreement for the Distribution Center in the form reasonably agreed to by the parties.

                  15.19  MRP  and  MJS  shall  have   closed   the   transaction
         contemplated by the Stock Purchase Agreement.

         16. Assignment of Warranties. Grantor shall assign and convey to Grantee at Closing all contractor's warranties relating to the construction of improvements on the property and all manufacturers' and other warranties relating to the improvements.

         17. Documents. MRP shall convey title to the MRP Property to MJS in accordance with the provisions hereof by execution and delivery of a special warranty deed, in recordable form. MJS shall convey title to the MJS Property to MRP in accordance with the provisions hereof by execution and delivery of a quit claim deed, in recordable form. Grantor shall provide Grantee at Closing: (i) a FIRPTA certificate, evidencing that Grantor is not a foreign person as defined in Section 1445(f)(3) of the Internal Revenue Code; (iii) a Form 1099, if Grantor is not exempted from providing such form; (iv) an owner's affidavit and lien waiver in a form reasonably acceptable to the title insurance company of Grantee's choice (hereinafter the "Title Company"); and (v) such other documents and instruments as Grantee or the Title Company may reasonably require.

         18. New Survey. Each Grantee shall have the right to cause a new survey of the property to be conducted at its expense prior to Closing, or, in the

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

alternative, Grantee may accept and use any existing survey of Grantor. If Grantee obtains a new survey, Grantor will, if requested, use in the deed of conveyance the description which is in accordance with the new boundary survey of the property and which is approved by the Title Company.

         19. Release and Indemnity.

                  19.1 MRP  hereby  releases  and shall  indemnify  and hold MJS harmless from and against any and all liability, obligation, loss or damage of every nature ("loss") that MJS may suffer as a result of claims, demands, costs, expenses (including, without limitations reasonable attorneys' fees and costs), clean-up costs, fines, penalties, assessments, orders, rulings, judgments or other matters against MJS of any kind or character arising out of or in any manner incident or relating or attributable to (i) any untruth, breach, inadequacy, inaccuracy or incompleteness, in any material respect of any representation, covenant or warranty of MRP herein, (ii) any failure of MRP in a material respect to perform any covenant or obligation under this Contract, (iii) any underground storage tank, out-of-use transformers, oil, gasoline or other fuel, toxic, radioactive or hazardous material or substance or other contaminant located on the property prior to the date and time of Closing or the diffusion or other movement thereof to adjoining properties at any time, (iv) the removal from the property of any such underground storage tank, out-of-use transformer, gasoline, oil, other fuel, hazardous, radioactive or toxic material or substance, or contaminant at any time, (v) any violation of any environmental law, regulation or ordinance of any state, federal or local authority arising out of any material of any nature located on the property prior to the date and time of Closing, and (vi) in general, the ownership and operation of the property thereon prior to Closing.

                  19.2 Without limiting the generality of the foregoing indemnity, it is agreed that such indemnity shall cover any loss, including loss of rents or property, incurred by MJS by reason of (i) the disruption, cessation, or delay of business on the premises due to any action taken as a result of any such event, occurrence or circumstance as described in subparagraph 19.1 above; (ii) any expense of complying with any governmental monitoring or other preventive or corrective measure ordered by any governmental authority; and (iii) any costs of complying with any other state or federal directive relating to the existence of the contamination or other environmental violation or its clean-up.

                  19.3 The indemnity contained herein shall survive the Closing.

         20. Time of Essence. Time is of the essence of this Contract.

         21. Entire Agreement. This Contract merges all prior negotiations and understandings between the parties, and , with the Stock Purchase Agreement, constitutes their entire agreement for the exchange of the property and other assets described in paragraphs 1 and 2, which is binding upon Grantee and Grantor when executed by MJS and MRP, regardless of any written or verbal representations of any agent, manager, or other employees to the contrary. This Contract and the Stock Purchase Agreement constitute the entire agreement of the parties and may not be amended except by written instrument executed by MRP and MJS.

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

         22. Severability. Any provision of this Contract which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         23. Enforcement. This agreement shall be construed as a contract to exchange real estate binding upon the parties hereto, and the Grantee shall, without excluding his other remedies available to him at law or in equity, be entitled to the remedy of specific enforcement.

         Interpretation. The paragraph headings are inserted for convenience only and are in no way intended to interpret, define, or limit the scope or content of this Contract or any provision hereof.

         Possession. Grantor shall deliver actual possession of the property at Closing.

         Survival and Termination.

                  23.1 The provisions of this Contract relating to Grantee's entering upon the property prior to Closing, and the indemnifications contained herein shall survive Closing or Termination (as hereinafter defined).

                  23.2 All warranties, representations and indemnifications set forth in this Contract shall survive Closing and any examination or investigation made by Grantee.

                  23.3 "Terminate" or "Termination" shall mean the termination of this Contract prior to Closing pursuant to a right to do so provided herein. Upon Termination, the parties shall have no further rights or duties under this Contract except as expressly provided herein.

                  23.4 If this Contract is terminated for any reason other than a breach or default by Grantor, Grantee shall furnish Grantor copies of all surveys and engineering and environmental reports obtained by Grantee relating to the property.

         24. Applicable Law. This Contract shall be construed and interpreted in accordance with the laws of the State of North Carolina.

         25. Successors and Assigns. This Contract shall be binding upon and inure to the benefit of the parties and their respective heirs, or successors and assigns, if any. Grantee shall have the right to assign his rights and obligations hereunder to and upon such assignment and the assumption of Grantee's rights and obligations hereunder by such assignee, the assignee shall have all rights and liabilities of Grantee hereunder and Grantee shall have no further rights and liabilities hereunder.

         26. Exhibits. The exhibits referred to in and attached to this Contract are incorporated herein in full by reference.

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

         27. Counterpart Execution. This Contract may be executed in separate counterparts, with each party to receive a fully executed counterpart.

         28. Best Efforts. Grantor and Grantee agree to exercise all due diligence and their best efforts to take such action as shall be necessary by them respectively to cause the conditions of Closing to be satisfied at Closing.

         29. Conditions of MJS's Agreement.

                  29.1 MJS has entered into this Contract for the purposes of consummating an exchange of real property in accordance with Section 1031 of the Internal Revenue Code of 1986, as amended.

                  29.2 While MJS has agreed to assist with respect to the exchange in accordance with Section 1031 of the Internal Revenue Code of 1986, as amended, MJS has not made any representations or warranties with respect to the subject exchange and shall have no liability or obligation of any nature to MRP relating to such exchange, including without limitation the status of title to the exchange property (except as set forth herein), the condition of the exchange property (except as set forth herein), or the economic or tax consequences of the exchange.

                  29.3 MJS makes no  representation  or warranty,  nor shall MJS nor its counsel bear any responsibility or liability concerning the federal or state tax consequences to MRP of the transactions contemplated herein, including, without limitation, the status of any replacement property as "like-kind" property or the qualification of this transaction as a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code. MRP agrees to seek its own independent legal tax advice.

         30. Conditions of MRP's Agreement.

                  30.1 MRP has entered into this Contract for the purposes of consummating an exchange of real property in accordance with Section 1031 of the Internal Revenue Code of 1986, as amended.

                  30.2 While MRP has agreed to assist with respect to the exchange in accordance with Section 1031 of the Internal Revenue Code of 1986, as amended, MRP has not made any representations or warranties with respect to the subject exchange and shall have no liability or obligation of any nature to MJS relating to such exchange, including without limitation the status of title to the exchange property (except as set forth herein), the condition of the exchange property (except as set forth herein), or the economic or tax consequences of the exchange.

                  30.3 MRP makes no  representation  or warranty,  nor shall MRP nor its counsel bear any responsibility or liability concerning the federal or state tax consequences to MJS of the transactions contemplated herein, including, without limitation, the status of any replacement property as "like-kind" property or the qualification of this transaction as a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code. MJS agrees to seek its own independent legal tax advice.



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


         IN WITNESS WHEREOF, the Parties have set their hands and seals hereto as of the date and year indicated below their respective signatures.

                                   Middle Road Properties, LLC (SEAL)

                                   By:  /s/ John D. Soffe
                                      -----------------------------------------
                                   Name:  John D. Soffe
                                   Title:  Manager



                                   Date signed by MRP:

                                   October 3, 2003
                                   ---------------


                                   MJS ACQUISITION COMPANY



                                   By:  /s/ Robert W. Humphyeys
                                      -----------------------------------------
                                   Name:  Robert W. Humphreys
                                        ---------------------------------------
                                   Title: President and CEO
                                         --------------------------------------

                                   Date signed by MJS:

                                   October 3, 2003
                                   ---------------






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


                    LIST OF EXHIBITS

               Exhibit A        McLaurin Land - 20 acres
               Exhibit B        2.0 acres of 1 Soffe Drive
               Exhibit C        Distribution Center (16.82 acres and 6.98 acres)
               Exhibit D        Clark Property
               Exhibit E        713 Middle Road (21.75 acres)
               Exhibit F        Vacant/Parking Area (3.72 acres)
               Exhibit G        Permitted Exceptions
               Exhibit H        Contracts for MRP Property
               Exhibit I        Uses of MRP Property










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